Financial risk management	9 Months Ended
Sep. 30, 2018
Financial risk management [abstract]
Financial risk management
16.   Financial risk management

a.   Financial risk factors

The Company’s risk exposures and the impact on its financial instruments are summarized below:

(i)            Credit Risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. The Company’s credit risk is primarily attributable to cash and cash equivalents and trade and other receivables. The credit risk on cash and cash equivalents is limited because the Company invests its cash in deposits with well-capitalized financial institutions with strong credit ratings in Canada and the United States. Under current concentrate offtake agreements, risk on trade receivables related to concentrate sales is managed by receiving payments for 85% to 100% of the estimated value of the concentrate within one month following the time of shipment.

As of September 30, 2018, the Company’s exposure to credit risk with respect to trade receivables amounts to $3.7 million (December 31, 2017: $3.8 million). The Company believes credit risk for Mexican Value Added Taxes of $1.7 million (December 31, 2017: $2.8 million) is not significant as they relate to current amounts receivable from Mexican taxation authorities. There are no receivables that are past due as at September 30, 2018.

(ii)            Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they arise. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. The Company’s liquidity requirements are met through a variety of sources, including cash, cash generated from operations, existing credit facilities and debt and equity capital markets. The Company’s trade payables have contractual maturities of less than 30 days and are subject to normal trade terms.

The following table presents the contractual maturities of the Company’s financial liabilities on an undiscounted basis:

	September 30, 2018
		Less than			Over 5
	Total	1 year	2-3 years	4-5 years	years

Trade and other payables	$10,410	$10,410	$-	$-	$-
Pre-payment facility	12,230	5,355	6,875	-	-
Interest on pre-payment facility	1,019	694	325	-	-
Operating leases	1,179	274	535	370	-
Other long-term liabilities	735	-	245	-	490
	$25,573	$16,733	$7,980	$370	$490

(iii)            Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and price risk.

(1)	Interest rate risk

The Company is subject to the interest rate risk of U.S. LIBOR rate plus 5% per annum from the existing pre-payment facility.

(2)	Currency risk

As at September 30, 2018, the Company is exposed to foreign currency risk through financial assets and liabilities denominated in CAD and Mexican pesos (“MXP”):

Financial instruments that may impact the Company’s net earnings or other comprehensive income due to currency fluctuations include CAD and MXP denominated assets and liabilities which are included in the following table:

	As at September 30, 2018
	CAD	MXP

Cash and cash equivalents	$206	$133
Trade and other receivables	39	1,871
Trade and other payables	1,004	4,506

As at September 30, 2018, the CAD/USD and MXP/USD exchange rates were 1.29 and 18.81, respectively. The sensitivity of the Company’s net income and comprehensive income due to changes in the exchange rates for the nine-month period ended September 30, 2018 is included in the following table:

	CAD/USD	MXP/USD
	Exchange rate	Exchange rate
	+/- 10%	+/- 10%

Approximate impact on:
Net income	$523	$1,331
Other comprehensive income	39	(57)

The Company may, from time to time, employ derivative financial instruments to manage exposure to fluctuations in foreign currency exchange rates.

At September 30, 2018, the Company had non-hedge foreign exchange forward contracts to buy approximately 33.7 million MXP at average exchange rate of 21.00 MXP/USD to be settled within the fourth quarter of 2018 valued at approximately $1.6 million, with $0.1 million or 5% held as fund deposit. The average forward exchange rate on settlement as at September 30, 2018 was approximately 18.85 MXP/USD with the currencies having a fair value of approximately $1.8 million. Accordingly, the Company recorded an unrealized gain of $0.1 million through profit or loss during the three-month period ended September 30, 2018 (unrealized gain of $0.2 million for the nine-month period ended September 30, 2018). The Company settled non-hedge foreign exchange forward contracts to buy approximately 44.1 million MXP and recorded realized gains of $0.2 million through profit or loss during the three-month period ended September 30, 2018. For the nine-month period ended September 30, 2018, the Company settled non-hedge foreign exchange forward contracts to buy approximately 68.9 million MXP and recorded realized gains of $0.1 million.

(3)	Price risk

Price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments in the market. As at September 30, 2018, the Company had certain amounts related to the sales of concentrates that have only been provisionally priced. A ±10% fluctuation in silver, zinc, lead, copper and gold prices would affect trade receivables by approximately $0.4 million.

The Company settled non-hedge commodity forward contracts to sell approximately 0.7 million pounds of zinc and recorded realized gains of $0.1 million through profit or loss during the three-month period ended September 30, 2018. For the nine-month period ended September 30, 2018, the Company settled non-hedge commodity forward contracts to sell approximately 1.4 million pounds of zinc and 2.6 million pounds of lead and recorded realized gains of $0.2 million and $0.3 million, respectively.

b.   Fair values

The fair value of cash, restricted cash, trade and other payables, and other long-term liabilities approximate their carrying amounts. The methods and assumptions used in estimating the fair value of other financial assets and liabilities are as follows:

•
Cash and cash equivalents: The fair value of cash equivalents is valued using quoted market prices in active markets. The Company’s cash equivalents consist of money market accounts held at financial institutions which have original maturities of less than 90 days.

•
Trade and other receivables: The fair value of trade receivables from silver sales contracts that contain provisional pricing terms is determined using the appropriate quoted forward price from the exchange that is the principal active market for the particular metal. As such, there is an embedded derivative feature within trade receivables.

•
Embedded derivatives: Revenues from the sale of metals produced since the commencement of commercial production are based on provisional prices at the time of shipment. Variations between the price recorded at the time of sale and the actual final price received from the customer are caused by changes in market prices for metals sold and result in an embedded derivative in revenues and accounts receivable.

•
Derivatives: The Company uses derivative and non-derivative instruments to manage financial risks, including commodity and foreign exchange risks. The use of derivative contracts is governed by documented risk management policies and approved limits. The Company does not use derivatives for speculative purposes. The fair value of the Company’s derivative instruments is based on quoted market prices for similar instruments and at market prices at the valuation date.

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.
•
Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value foreign exchange and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means.

•	Level 3 inputs are unobservable (supported by little or no market activity).

	September 30,	December 31,
	2018	2017

Level 1
Cash and cash equivalents	$3,111	$9,325
Restricted cash	709	335

Level 2
Trade and other receivables	5,646	6,631
Forward contracts	263	-
Pre-payment facility	12,230	15,000